UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2016 (July 18, 2016)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 18, 2016, Memorial Resource Development Corp. (“MRD”) issued a press release announcing it has established a record date of close of business on August 10, 2016 and a meeting date of September 15, 2016 for the special meeting of MRD stockholders to consider and vote upon a proposal to approve and adopt the previously announced Agreement and Plan of Merger, dated as of May 15, 2016, by and among Range Resources Corporation, a Delaware corporation (“Range”), Medina Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Range, and MRD and other related matters (the “Special Meeting”). MRD stockholders of record at the close of business on August 10, 2016 will be entitled to receive notice of the Special Meeting and to vote at the Special Meeting.

A copy of the press release announcing the record date and meeting date for the Special Meeting is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

To the extent required, the information set forth in Item 7.01 is incorporated into this Item 8.01 by reference.

Additional Information about the Proposed Transactions

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Range and MRD.

In connection with the proposed transaction, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended by Amendment No. 1 thereto as filed with the SEC on July 14, 2016, that includes a joint proxy statement of Range and MRD and also constitutes a prospectus of Range. Each of Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive joint proxy statement/prospectus(es) for Range and/or MRD will be mailed to shareholders of Range and/or MRD, as applicable.

INVESTORS AND SECURITY HOLDERS OF RANGE AND MRD ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Range and MRD, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s internet website at http://www.rangeresources.com or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s internet website at http://www.memorialrd.com or by phone at 713-588-8339.

Participants in the Solicitation

Range, MRD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRD is set forth in MRD’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Range or MRD using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s and MRD’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” ““plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and MRD’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Range’s or MRD’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or MRD’s shareholders; the timing to consummate the proposed transaction; that the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; the results of any merger-related litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce.

Range’s and MRD’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016, recent Current Reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect these factors and Range’s and MRD’s respective business, results of operations and financial condition. Range and MRD undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Memorial Resource Development Corp. dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: July 18, 2016	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

(d)	Exhibits

99.1	Press release of Memorial Resource Development Corp. dated July 18, 2016.